Exhibit 10.9

                                     FORM OF

                        DEPOSIT ACCOUNT CONTROL AGREEMENT
                        ---------------------------------


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Dated as of:                                  Company:
        ____ __, 2007                                River Capital Group, Inc.,
                                                     a Delaware corporation

The Bank:                                     Other Debtors:
        [Insert Bank Name]                           Sonterra Resources, Inc.,
                                                     a Delaware corporation


Address of Bank:                              Secured Party/Pledgee:
        [Insert Bank Address]                 Viking Asset Management, LLC, a
                                              California limited liability
                                              company, in its capacity as
                                              Collateral Agent for the benefit
                                              of itself and the Buyers referred
                                              to below

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         This DEPOSIT ACCOUNT CONTROL AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), by and among the Bank identified above, the Company identified above, the Other Debtor[(s)] identified above and the Secured Party/Pledgee identified above (the "Collateral Agent") is dated as of the date written above.

         WHEREAS:

         A. The Company and The Longview Fund, L.P., a California limited partnership ("Longview"; Longview, together with its successors and assigns and each other holder of a Note (as defined below) and their respective successors and assigns, individually and collectively, the "Buyers") have entered into that certain [ PURCHASE, CONTRIBUTION AND EXCHANGE AGT ] dated as of _____ __, 2007 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Purchase Agreement") pursuant to which the Buyers have purchased a certain [ senior secured notes ] dated as of _____ __, 2007 in the original principal amount of [ $__________ ] (such note, together with any notes issued in substitution or exchange, or in replacement or addition thereof, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Initial Notes") and made certain financial accommodations to the Company and may hereafter purchase certain additional [ senior secured notes ] (such additional notes, together with any notes issued in substitution or exchange, or in replacement or addition thereof, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subsequent Notes", the Subsequent Notes and the Initial Notes, collectively, the "Notes").

         B. Pursuant to a Security Agreement dated as of _____ __, 2007 (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Security Agreement"), entered into among the Company, the other "Debtors" party thereto and Collateral Agent, the Company and the Other Debtors have granted the Collateral Agent, for its benefit and the benefit of the Buyers, a first priority security interest in, lien upon and pledge of all of their right, title and interest in and to the Account(s) (as defined below) and the Account Collateral (as defined below), including, without limitation, all free credit balances, cash and cash balances contained or on deposit in the Accounts and all proceeds thereof, whether now existing or hereafter arising.

         C. This Agreement is intended to perfect Collateral Agent's and the Buyers' security interest in the Account(s) and the Account Collateral pursuant to Sections 9-104, 9-312 and 9-314 of the Uniform Commercial Code and shall also serve as instructions regarding the operation of and procedures for all deposit accounts now or hereafter maintained at Bank by, or for the deposit, credit or custody of property of, the Company and the Other Debtors.

         NOW THEREFORE, the Bank, the Company, the Other Debtors and Collateral Agent hereby agree as follows:

         1. Account Identification. This Agreement applies to the accounts identified below that have been established at the Bank on behalf of and in the name of the Company and/or such Other Debtors and to each other deposit account hereafter established at the Bank on behalf of the Company and/or the Other Debtors (collectively, the "Accounts"). All parties hereto acknowledge and agree that each of the Accounts is a "Deposit Account" within the meaning of Article 9 of the Uniform Commercial Code. The Bank hereby agrees to deliver written notice to Collateral Agent of the establishment of any accounts other than those listed below (whether characterized as a deposit account or otherwise) at the Bank by or on behalf of the Company and/or the Other Debtors.

   Account Holder                Name of Account              Account Number
   --------------                ---------------              --------------

-------------------------     ------------------------   -----------------------

-------------------------     ------------------------   -----------------------

-------------------------     ------------------------   -----------------------

         2.       Security Interest; Agency.
                  -------------------------

                  (a) Each of Bank, the Company, the Other Debtors and Collateral Agent acknowledges that, in order to secure the prompt and complete payment, performance and observance of all "Liabilities" (as defined in the Security Agreement), the Company and the Other Debtors have granted, and for avoidance of doubt and without limiting any prior grant, do hereby grant, to Collateral Agent, for the benefit of itself and the Buyers, a continuing lien upon, and security interest in, the Accounts and all funds, checks, cash, items, instruments, investments, securities and other things of value at any time paid, deposited, credited or held in, payable or withdrawable from or in transit to any Account (whether for collection, provisionally or otherwise), and all other property of the Company and the Other Debtors from time to time in the possession or under the control of, or in transit to, the Bank or any agent, bailee or custodian therefor, and all proceeds of all of the foregoing (collectively, the "Account Collateral").


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

                  (b) The Bank agrees to comply with instructions originated by Collateral Agent directing disposition of the funds in the Accounts or any other Account Collateral or to take such other action as shall from time to time be specified in writing from Collateral Agent, in all cases without notice to or the consent of the Company or the Other Debtors. The Bank shall follow the instructions of Collateral Agent as to the holding, investment and transfer of all Account Collateral (including without limitation, any instructions to transfer such collected amounts to Buyers or to an account designated by Collateral Agent). Each of the Company and the Other Debtors hereby irrevocably authorizes and directs the Bank to comply with any such instructions by Collateral Agent without further action or consent by the Company or the Other Debtors and notwithstanding any subsequent objection or contrary direction the Bank may receive from the Company or the Other Debtors. In addition, each of the Company and the Other Debtors agrees that the Bank may act as the agent of Collateral Agent in exercising any rights of set-off provided by applicable law or by any Transaction Document (as defined in the Purchase Agreement) as to any Account Collateral. The Company and the Other Debtors each agree that the Bank shall be entitled to rely, without independent investigation, on any written notice in the form of Exhibit A from Collateral Agent to the effect that an Event of Default (each as defined in the Notes) has occurred and is continuing or any other statement of Collateral Agent to the effect that any exercise of set-off requested by Collateral Agent is permitted under applicable law, the Security Agreement or any applicable Transaction Document.

                  (c) Without limiting or qualifying the provisions of clause (b) above, Collateral Agent, on its behalf and on behalf of the Buyers, hereby appoints the Bank as Collateral Agent's and the Buyers' agent and pledgee-in-possession for the Accounts and all Account Collateral, for the purpose of perfecting Collateral Agent's and the Buyers' security interest therein; and the Bank by its execution and delivery of this Agreement hereby accepts such appointment and agrees to be bound by the terms of this Agreement. The Company and the Other Debtors each hereby agrees to such appointment of the Bank and further agrees that the Bank, on behalf of Collateral Agent and the Buyers, shall be entitled to exercise, upon the instructions of Collateral Agent, any and all rights that the Collateral Agent and the Buyers may have under the Purchase Agreement, the Security Agreement and all other agreements, documents and instruments executed pursuant thereto, or under applicable law, with respect to the Accounts and the Account Collateral.

         3. Debtor's Access to Accounts. Collateral Agent agrees that, until such time as Bank receives written notice in the form of Exhibit A from Collateral Agent of the occurrence of any Event of Default, the Company and the Other Debtors shall be allowed access to the Accounts and the Account Collateral without Collateral Agent's further consent (including, without limitation, presenting items drawn on the Accounts or giving Bank instructions as to the withdrawal or other disposition of any funds from time to time credited to the Accounts); provided, that neither the Company nor the Other Debtors shall be permitted to close any of the Accounts. Upon receipt by Bank of notice by Collateral Agent of the occurrence of an Event of Default, and at all times thereafter, neither the Company nor any of the Other Debtors shall be entitled access to the Accounts or the Account Collateral and the Bank shall not comply with any instructions or directions originated by the Company or any of the Other Debtors or otherwise permit the Company or any of the Other Debtors access to or control over the Accounts or the Account Collateral, including without limitation giving stop payment orders, presenting items for payment or making withdrawals therefrom.

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

         4. Irrevocable Agreement. The Company and the Other Debtors each hereby agrees and acknowledges that the agreements made by it and the authorizations granted by it herein are irrevocable and that the authorizations granted herein are powers coupled with an interest.

         5. Set-off. The Bank hereby waives all existing and future rights of recoupment or set-off and banker's liens against the Accounts and the Account Collateral, except those rights of set-off and banker's liens arising in connection with (a) items deposited in the Accounts that are subsequently returned to the Bank unpaid and (b) any compensation and expenses owing and payable to Bank with respect to the Accounts which are assessed in accordance with the Bank's standard account documentation.

         6. Account Information. The Bank shall provide Collateral Agent, at the address indicated in Section 11 below, with such information with respect to the Accounts and Account Collateral as Collateral Agent may from time to time reasonably request, including, without limitation and duplicate copies of all bank statements which are sent to the Company or the Other Debtors. The Company and the Other Debtors each hereby consents to such information being provided to Collateral Agent.

         7. Exculpation. The Bank undertakes to perform only such duties as are expressly set forth herein. Notwithstanding any other provisions of this Agreement, the parties hereto agree that the Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Agreement. In no event shall the Bank be liable for indirect, special or consequential damages.

         8. Indemnity. Each of the Company and the Other Debtors agrees to indemnify the Bank and hold it harmless against any loss, damage, or expense (including reasonable attorneys' fees and other litigation expenses) which it may suffer as a direct result of the Bank's entering into this Agreement and performing its obligation hereunder, including, honoring any instructions or direction it receives from Collateral Agent with respect to the Accounts during the term of this Agreement, other than any loss, damage or expense incurred as a result of the gross negligence or willful misconduct of, or breach of this Agreement by, the Bank or its officers, agents or employees.

         9. No Other Assignments. Bank represents and warrants to Collateral Agent, on its behalf and on behalf of the Buyers, that no other notices of assignment of, lien upon or security interest in the Accounts or the Account Collateral are reflected in Bank's records concerning the Accounts, and Bank has no knowledge of any such assignment or lien. The Company and the Other Debtors each hereby instructs Bank and Bank hereby agrees to record in Bank's records concerning the Accounts any such notice of assignment of the Accounts that it receives, including the notice conferred by this Agreement. Bank agrees with and covenants to Collateral Agent, on its behalf and on behalf of the Buyers, that it shall not enter into any other agreement with any Person which would obligate Bank to follow such Person's instructions with respect to the Account or the Account Collateral, or which would otherwise confer control of the Accounts or the Account Collateral upon such Person.

         10. Termination. This Agreement shall remain in full force and effect until such time as Collateral Agent shall deliver written notice to the Bank that all of the Liabilities have been indefeasibly paid in full in cash and

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

the Security Agreement has been terminated, whereupon this Agreement shall terminate. All rights of the Bank under Sections 7 and 8 for the period prior to any such termination shall survive such termination.

         11. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  Collateral Agent:       Viking Asset Management, LLC
                                          600 Montgomery Street, 44th Floor
                                          San Francisco, California  94111
                                          Attention:  Michael Rudolph
                                          Telecopy:  _____________

                                              - and -

                                          Viking Asset Management, LLC
                                          10 Glenville Street, 3rd Floor
                                          Greenwich, Connecticut
                                          Attention:  Robert J. Brantman
                                          Telecopy:  (646) 840-4958

                  Bank:                   _____________________
                                          _____________________
                                          Attention: __________
                                          Telephone: __________
                                          Facsimile: __________

                  Company and the Other   [ River Capital Group, Inc. ]
                  Debtors:                _____________________
                                          _____________________
                                          Attention: __________
                                          Telephone: __________
                                          Facsimile: __________

If to any party named above, at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by

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

facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         12. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES, AND THE BANK'S JURISDICTION FOR PURPOSES OF SECTION 9-304 OF THE UNIFORM COMMERCIAL CODE SHALL BE NEW YORK.

         13. Miscellaneous Provisions. This Agreement shall supersede any other agreement (to the extent conflicting herewith) relating to the matters referred to herein, including any conflicting provision of the Bank's customary account documentation or any other account agreement between the Company and/or the Other Debtors and the Bank. This Agreement is binding upon the parties hereto and their respective successors and assigns (including any trustee of the Company or any of the Other Debtors appointed or elected in any action under the Bankruptcy Reform Act of 1978, as amended) and shall inure to their benefit. This Agreement may not be changed, amended, modified or waived, except by a writing signed by the parties hereto, provided that any such writing need be signed only by the Bank and Collateral Agent if it does not change any rights or obligations of, or authorizations granted by, the Company or the Other Debtors hereunder and notice thereof is provided to the Company and the Other Debtors by Collateral Agent. Any provision of this Agreement that may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     - Remainder of Page Intentionally Left Blank; Signature Page Follows -


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

         IN WITNESS WHEREOF, the undersigned have executed this Deposit Account Control Agreement by their respective duly authorized officers as of the date first forth above.

Company:
-------

RIVER CAPITAL GROUP, INC., a Delaware corporation

By:  _____________________________________________

Name:_____________________________________________

Title:____________________________________________


Other Debtor[s]:
---------------

SONTERRA RESOURCES, INC., a Delaware corporation

By:  _____________________________________________

Name:_____________________________________________

Title:____________________________________________


Secured Party/Pledgee:
---------------------

VIKING ASSET MANAGEMENT, LLC, a
California limited liability company, in its capacity as Collateral Agent

By:  _____________________________________________

Name:_____________________________________________

Title:____________________________________________


Bank:
-----

[BANK]

By:  _____________________________________________

Name:_____________________________________________

Title:____________________________________________




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

                                                                       EXHIBIT A

                    Form of Notification of Event of Default
                    ----------------------------------------

[BANK]
[ADDRESS]
[ADDRESS]


Attention:        [____________]

Ladies and Gentlemen:

         Reference is made to the Deposit Account Control Agreement, dated as of ____ ___, 200_ (the "Account Control Agreement") among [Bank], River Capital Group, Inc., a Delaware corporation, Sonterra Resources, Inc., a Delaware corporation, ________________ and Viking Asset Management, LLC, in its capacity as Collateral Agent. Capitalized terms used and not otherwise defined in this notification letter are used with the meanings set forth in the Account Control Agreement.

         You are hereby notified, in accordance with Section 3 of the Account Control Agreement, that an Event of Default has occurred. In light of the foregoing, you are hereby instructed not to allow Company or any of the Other Debtors to access the Accounts or the Account Collateral and not to comply with any instructions or directions originated by Company or Debtor or otherwise permit Company or any of the Other Debtors access to or control over the Accounts or the Account Collateral, including without limitation giving stop payment orders, presenting items for payment or making withdrawals therefrom.


Date: [          ], 200__              VIKING ASSET MANAGEMENT, LLC, in its
                                       capacity as Collateral Agent

                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________